UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2009

UNIVERSAL POWER GROUP, INC.
_________________________________________________________________
(Exact name of registrant as specified in its charter)

Texas	001-33207	75-1288690
(State or other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation)		Identification No.)

1720 Hayden Road
Carrollton, Texas		75006
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code       (469) 892-1122

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Matters.

     On January 8, 2009, Universal Power Group, Inc., issued a press release announcing that it has completed the acquisition of the Monarch Hunting line of products and related assets, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01: Financial Statements and Exhibits.

     (d) Exhibits

Exhibit No.	Description
99.1	Press release, dated January 8, 2009

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Power Group, Inc.

Date: January 8, 2009	By:	/s/ Julie Sansom-Reese
Name: Julie Sansom-Reese
Title: SVP, Finance